EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

       We  consent  to  the  incorporation  by  reference  in  the  Registration
Statement (Form S-3 No. 333-69065) of our report dated January 24, 2000 with respect to the consolidated financial statements of Transamerica Finance
Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1999.




                                                               Ernst & Young LLP

San Francisco, California
March 1, 2000